SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 15, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-10822              25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation)                                  Identification No.)

      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811


_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
            On July 15, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that the Company continues to compile the data collected from the in-home study of the Diasensorr1000 noninvasive glucose sensor for diabetics. Once the data is compiled, it will then be inserted in a 510(k) Notification for resubmission to the Food and Drug Administration (FDA).
      The Company further stated that at the Beijing Medical Show held in China June 25 - 29 and at private seminars held for physicians afterward in Beijing and Shanghai, the Diasensor 1000 was greeted with much enthusiasm. Biocontrol is moving forward to market the Diasensor 1000 in Hong Kong, Shanghai, and Beijing, China through BICO's recently formed joint venture, Superpower-BICO International Group, Inc. (SBIG).

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/  Fred E. Cooper
                                            Fred E. Cooper, CEO
DATED: July 15, 1997
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                        Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone 1.412.279.9690  fax
1.412.279.9447 fax



 BIOCONTROL COMPILING DATA FROM IN-HOME STUDY ON DIASENSORr1000

     Pittsburgh, PA - July 15, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that the Company continues to compile the data collected from the in-home study of the Diasensorr1000 noninvasive glucose sensor for diabetics. Once the data is compiled, it will then be inserted in a 510(k) Notification for resubmission to the Food and Drug Administration
(FDA).
      While compiling the data, the Company continues to test the sensor with additional in-home patients. All calibrations of the device are being done in the home, rather than in a testing center, as recent tests have shown this produces better results by reducing the effect on the Diasensor 1000 of variables such as temperature, barometric pressure, and humidity.
      Using near-infrared technology, the Diasensor 1000 measures glucose levels in the blood without the need to finger prick.
      The Company further stated that at the Beijing Medical Show held in China June 25 - 29 and at private seminars held for physicians afterward in Beijing and Shanghai, the Diasensor 1000 was greeted with much enthusiasm. Biocontrol is moving forward to market the Diasensor 1000 in Hong Kong, Shanghai, and Beijing, China through BICO's recently formed joint venture, Superpower-BICO International Group, Inc. (SBIG).
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.